UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the completion of the Exchange Offers (as defined below), Reynolds American Inc. (“RAI”) entered into a Registration Rights Agreement, dated as of July 15, 2015 (the “Registration Rights Agreement”), with certain of RAI’s subsidiaries listed on Schedule I thereto (the “Guarantors”) and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as dealer managers (the “Dealer Managers”). Under the terms of the Registration Rights Agreement, RAI and the Guarantors agreed to use their reasonable best efforts to file with the Securities and Exchange Commission and cause to become effective a registration statement relating to an offer (the “Registered Exchange Offer”) to (1) exchange the RAI Notes (as defined below) for registered notes of RAI (the “Exchange Notes”) having substantially the same terms as the RAI Notes, and (2) exchange the guarantees related to the RAI Notes for registered guarantees of the Guarantors relating to the Exchange Notes having substantially the same terms as the original guarantees. RAI and the Guarantors have agreed to use their reasonable best efforts to cause the Registered Exchange Offer to be completed within 210 days after July 15, 2015.

In addition, in certain circumstances, RAI and the Guarantors have agreed to file a shelf registration statement that would allow certain holders to offer some or all of the RAI Notes and related guarantees to the public. If the Registered Exchange Offer is not completed within 210 days after the issuance of the RAI Notes or if such shelf registration statement is not effective under certain circumstances, the annual interest rate on the RAI Notes will increase by 0.25% per annum for the first 90-day period and an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date the Registered Exchange Offer is completed or the shelf registration statement is effective, as the case may be, up to a maximum increase of 0.50% per annum.

Under the Registration Rights Agreement, RAI and the Guarantors have agreed to indemnify the Dealer Managers and the holders of the RAI Notes against certain liabilities in connection with the Registered Exchange Offer or registration statement, as the case may be, or contribute to payments that Dealer Managers and the holders of the RAI Notes may be required to make in respect of those liabilities.

The Registration Rights Agreement is filed as Exhibit 10.1 to this Report and is incorporated herein by reference. This summary of the provisions of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement.

The Dealer Managers and their affiliates are full service financial institutions that have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with RAI or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Without limitation, the Dealer Managers and/or their affiliates are lenders and agents under RAI’s existing revolving credit facility.

Exchange Offers

The information provided in Item 2.03 of this report is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on June 11, 2015, RAI commenced private offers to exchange (the “Exchange Offers”) any and all (to the extent held by eligible holders) of the $3.5 billion aggregate principal amount of the outstanding senior notes (the “Lorillard Tobacco Notes”) originally issued by Lorillard Tobacco Company (“Lorillard Tobacco”) for newly issued notes of RAI (the “RAI Notes”). Also as previously reported, the Exchange Offers expired as of 5:00 p.m., New York City time, on July 10, 2015.

On July 15, 2015, RAI completed the Exchange Offers and, of the total aggregate principal amount of Lorillard Tobacco Notes outstanding, approximately $3,122,670,000, or 89.22%, were exchanged for RAI Notes.

The aggregate principal amount of each series of RAI Notes issued in the Exchange Offers, and the interest rates and interest payment and maturity dates for the seven series of RAI Notes (which are the same as for the corresponding series of Lorillard Tobacco Notes for which the RAI Notes were issued in exchange), are as follows:

RAI Notes Series and Interest Rates	Interest Payment Dates	Maturity Dates	Aggregate Principal Amount
3.500% Senior Notes due 2016	February 4 and August 4	August 4, 2016	$414,793,000
2.300% Senior Notes due 2017	February 21 and August 21	August 21, 2017	$447,092,000
8.125% Senior Notes due 2019	June 23 and December 23	June 23, 2019	$668,689,000
6.875% Senior Notes due 2020	May 1 and November 1	May 1, 2020	$641,462,000
3.750% Senior Notes due 2023	May 20 and November 20	May 20, 2023	$473,689,000
8.125% Senior Notes due 2040	May 1 and November 1	May 1, 2040	$236,748,000
7.000% Senior Notes due 2041	February 4 and August 4	August 4, 2041	$240,197,000

The RAI Notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantors, including RAI’s material domestic subsidiaries, which are the same guarantors that guarantee its other outstanding senior notes and its existing revolving credit facility. Any guarantor that is released from its guarantee under RAI’s existing revolving credit facility, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the RAI Notes and RAI’s other outstanding notes. RAI may redeem the RAI Notes in whole or in part at any time at the applicable redemption price. If RAI experiences specific kinds of changes of control, accompanied by a certain credit ratings downgrade of any series of RAI Notes, RAI must offer to repurchase such series. The RAI Notes were issued under RAI’s Indenture dated May 31, 2006, as supplemented.

The Exchange Offers have expired, and are no longer open to participation by any holders of Lorillard Tobacco Notes. The Exchange Offers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The RAI Notes were issued in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act. The RAI Notes and the related guarantees were offered for exchange, and were issued, only (1) to qualified institutional buyers as defined in Rule 144A under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and (2) outside the United States to persons other than U.S. persons (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act. The RAI Notes may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as the dealer managers for the Exchange Offers.

The Rule 144A and Regulation S forms of the seven series of RAI Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13 and 4.14 to this Report, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Rule 144A Form of Reynolds American Inc. 3.500% Senior Notes due 2016.

4.2	Regulation S Form of Reynolds American Inc. 3.500% Senior Notes due 2016.

4.3	Rule 144A Form of Reynolds American Inc. 2.300% Senior Notes due 2017.

4.4	Regulation S Form of Reynolds American Inc. 2.300% Senior Notes due 2017.

4.5	Rule 144A Form of Reynolds American Inc. 8.125% Senior Notes due 2019.

4.6	Regulation S Form of Reynolds American Inc. 8.125% Senior Notes due 2019.

4.7	Rule 144A Form of Reynolds American Inc. 6.875% Senior Notes due 2020.

4.8	Regulation S Form of Reynolds American Inc. 6.875% Senior Notes due 2020.

4.9	Rule 144A Form of Reynolds American Inc. 3.750% Senior Notes due 2023.

4.10	Regulation S Form of Reynolds American Inc. 3.750% Senior Notes due 2023.

4.11	Rule 144A Form of Reynolds American Inc. 8.125% Senior Notes due 2040.

4.12	Regulation S Form of Reynolds American Inc. 8.125% Senior Notes due 2040.

4.13	Rule 144A Form of Reynolds American Inc. 7.000% Senior Notes due 2041.

4.14	Regulation S Form of Reynolds American Inc. 7.000% Senior Notes due 2041.

10.1	Registration Rights Agreement, dated July 15, 2015, by and among Reynolds American Inc., the guarantors listed on Schedule 1 thereto, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III

Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Rule 144A Form of Reynolds American Inc. 3.500% Senior Notes due 2016.

4.2	Regulation S Form of Reynolds American Inc. 3.500% Senior Notes due 2016.

4.3	Rule 144A Form of Reynolds American Inc. 2.300% Senior Notes due 2017.

4.4	Regulation S Form of Reynolds American Inc. 2.300% Senior Notes due 2017.

4.5	Rule 144A Form of Reynolds American Inc. 8.125% Senior Notes due 2019.

4.6	Regulation S Form of Reynolds American Inc. 8.125% Senior Notes due 2019.

4.7	Rule 144A Form of Reynolds American Inc. 6.875% Senior Notes due 2020.

4.8	Regulation S Form of Reynolds American Inc. 6.875% Senior Notes due 2020.

4.9	Rule 144A Form of Reynolds American Inc. 3.750% Senior Notes due 2023.

4.10	Regulation S Form of Reynolds American Inc. 3.750% Senior Notes due 2023.

4.11	Rule 144A Form of Reynolds American Inc. 8.125% Senior Notes due 2040.

4.12	Regulation S Form of Reynolds American Inc. 8.125% Senior Notes due 2040.

4.13	Rule 144A Form of Reynolds American Inc. 7.000% Senior Notes due 2041.

4.14	Regulation S Form of Reynolds American Inc. 7.000% Senior Notes due 2041.

10.1	Registration Rights Agreement, dated July 15, 2015, by and among Reynolds American Inc., the guarantors listed on Schedule 1 thereto, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC